Exhibit 99.1

MCKESSON CORPORATION HIGHLIGHTS STRATEGIC GROWTH STRATEGIES AND UNVEILS UPDATED LONG-TERM FINANCIAL TARGETS AT INVESTOR DAY
IRVING, Texas, September 23, 2025 -- McKesson Corporation (NYSE: MCK) will host its 2025 Investor Day today, beginning at 9:30 AM ET. During the event, executive leadership will discuss the company’s multi-year strategic priorities, growth strategies, and long-term business outlook.

The Investor Day event will showcase how McKesson continues to accelerate long-term growth and deliver sustained value creation:
•Executing strategic priorities: Demonstrating significant progress, focusing on people and culture, strengthening North American Pharmaceutical distribution, modernizing and accelerating the portfolio, and expanding oncology, multispecialty, and biopharma services platforms.
•Advancing portfolio optimization: Providing an update on portfolio developments, including the Medical-Surgical separation.
•Reaffirming growth pillars: Highlighting McKesson’s differentiated assets and capabilities across oncology, multispecialty, and biopharma services, positioning the company to lead in high-growth markets and improve patient health outcomes.
•Introducing a new organizational structure: As announced on September 18, 2025, the new structure reflects McKesson’s sharpened focus on accelerating growth, enhancing transparency, capital allocation and shareholder value creation.
•Delivering financial updates: Providing a financial overview, updated Fiscal 2026 guidance and a long-term outlook that underscores the company’s commitment to shareholder value creation.
•Raising guidance: Increasing and narrowing Fiscal 2026 Adjusted Earnings per Diluted Share guidance range to $38.05 to $38.55 from the previous range of $37.10 to $37.90.

“Our strong track record and sustained success, built on operational excellence and disciplined execution, positions us well to advance our strategy and deliver meaningful impact across the healthcare ecosystem,” said Brian Tyler, chief executive officer. “As we continue to strengthen our position and accelerate our strategic priorities, we remain focused on driving sustainable growth and creating long-term value for our shareholders.”

Fiscal 2026 Outlook
McKesson does not provide forward-looking guidance on a GAAP basis as the company is unable to provide a quantitative reconciliation of forward-looking Non-GAAP measures to the most directly comparable forward-looking GAAP measure, without unreasonable effort. McKesson cannot reasonably forecast LIFO inventory-related adjustments, certain litigation loss and gain contingencies, restructuring, impairment and related charges, and other adjustments, which are difficult to predict and estimate. These items are generally uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially.

McKesson is raising and narrowing fiscal 2026 Adjusted Earnings per Diluted Share guidance to $38.05 to $38.55 from the previous range of $37.10 to $37.90.

Long-Term Growth Targets
McKesson continues to strengthen its portfolio of differentiated assets and capabilities, advancing health outcomes for all. The company remains well-positioned to capture long-term growth opportunities through disciplined execution of its strategic priorities and sustained operational momentum.

Exhibit 99.1
McKesson is updating its long-term growth targets and introducing segment-specific targets for the new reporting structure. McKesson is also updating and increasing its long-term Adjusted Earnings per Diluted Share growth target to 13% to 16%, an increase from the prior range of 12% to 14%. This reflects the strength of McKesson’s leading platforms in oncology, multispecialty, and biopharma solutions, supported by operating leverage and efficient capital deployment.

Following the announcement of the updated organizational structure, McKesson is initiating long-term Adjusted Segment Operating Profit growth targets for its newly defined segments, as follows:

Long-Term Segment Growth Targets
North American Pharmaceutical	5% to 8%
Oncology & Multispecialty	13% to 16%
Prescription Technology Solutions	10% to 13%

Additional modeling considerations will be provided in the Investor Day presentation.

Webcast and Presentations
The video webcast will be available live from 9:30 AM to 12:30 PM ET on Tuesday, September 23, 2025 at investor.mckesson.com/events-and-presentations. After the event, the archived video webcast will be available on McKesson's Investor Relations website, along with the company’s slide presentation, at investor.mckesson.com.

Upcoming Investor Events
McKesson will release its second quarter fiscal 2026 financial results after market close on Wednesday, November 5, 2025. The company will host a live webcast of the earnings conference call for investors at 4:30 PM ET to review its financial results.

McKesson management will be participating in the following investor events:
•UBS Global Healthcare Conference, November 10, 2025
•Evercore HealthCONx Conference, December 4, 2025
•J.P. Morgan Healthcare Conference, January 12-15, 2026

Cautionary Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by their use of terminology such as “believes,” “expects,” “anticipates,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “projects,” “plans,” “estimates,” “targets,” or the negative of these words or other comparable terminology. Any discussion of our intent to separate our Medical-Surgical Solutions segment into an independent company and to sell our businesses in Norway, other anticipated or completed transactions, including the anticipated closings thereof, or synergies expected therefrom, litigation outcomes, financial outlook, guidance, trends, strategy, plans, assumptions, expectations, commitments, and intentions may also include forward-looking statements. Readers should not place undue reliance on forward-looking statements, such as financial performance forecasts, which speak only as of the date they are first made. Except to the extent required by law, we undertake no obligation to update or revise our forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, or implied. Although it is not possible to predict or identify all such risks and uncertainties, we encourage investors to read the risk factors described in our publicly available filings with the Securities and Exchange Commission and news releases.

These risk factors include, but are not limited to: we experience costly and disruptive legal disputes and settlements, including regarding our role in distributing controlled substances such as opioids; we experience

Exhibit 99.1
losses not covered by insurance or indemnification; we are subject to frequently changing, extensive, complex, and challenging healthcare and other laws; we from time to time record significant charges from impairment to goodwill, intangibles, and other long-lived assets; we experience cybersecurity incidents that might significantly compromise our technology systems or might result in material data breaches; we experience significant problems with information systems or networks; we may be unsuccessful in achieving our strategic growth objectives; we may be unsuccessful in our efforts to implement initiatives to reduce or optimize our costs; we might be unable to successfully complete or integrate acquisitions or other strategic transactions, especially in the timeframes noted; we may not receive anticipated benefits from acquisitions or other strategic transactions; we might be adversely impacted by delays or other difficulties with divestitures; we are impacted by customer purchase reductions, contract non-renewals, payment defaults, and bankruptcies; our contracts with government entities involve future funding and compliance risks; we might be harmed by changes in our relationships or contracts with suppliers; our use of third-party data is subject to risks and limitations that could impede the growth of our data services business; we might be unable to successfully recruit and retain qualified employees; we might be adversely impacted by healthcare reform such as changes in pricing and reimbursement models; we might be adversely impacted by competition and industry consolidation; we are adversely impacted by changes or disruptions in product supply and have difficulties in sourcing or selling products due to a variety of causes; we are adversely impacted as a result of our distribution of generic pharmaceuticals; we are adversely impacted by changes in the economic environments in which we operate; changes affecting capital and credit markets might impede access to credit, increase borrowing costs, and disrupt banking services for us and our customers and suppliers and might impair the financial soundness of our customers and suppliers; we might be adversely impacted by changes in tax legislation or challenges to our tax positions; we might be adversely impacted by conditions and events outside of our control, such as widespread public health issues, natural disasters, and geopolitical factors; we may be adversely affected by global climate change or by regulatory or market responses to such change; and evolving expectations and regulatory requirements related to governance and sustainability matters, including those concerning human capital management, climate change, environmental responsibility, and social impact may have an adverse effect on our business, financial condition, and results of operations and damage our reputation.

About McKesson Corporation
McKesson Corporation is a diversified healthcare services leader dedicated to advancing health outcomes for patients everywhere. Our teams partner with biopharma companies, care providers, pharmacies, manufacturers, governments, and others to deliver insights, products and services to help make quality care more accessible and affordable. Learn more about how McKesson is impacting virtually every aspect of healthcare at McKesson.com and read Stories & Insights.

We routinely use our website, investor.mckesson.com, to post information that may be material to investors, such as business developments, earnings, and financial performance, as well as presentation materials and details for upcoming and past events.

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